The Cincinnati Insurance Company ■ The Cincinnati Indemnity Company
The Cincinnati Casualty Company ■ The Cincinnati Specialty Underwriters Insurance Company
The Cincinnati Life Insurance Company ■ CFC Investment Company ■ CSU Producer Resources Inc.

Investor Contact: Dennis E. McDaniel, 513-870-2768
CINF-IR@cinfin.com
Media Contact: Betsy E. Ertel, 513-603-5323
Media_Inquiries@cinfin.com

Cincinnati Financial Corporation Subsidiaries Announce Appointments and Promotions

•	Subsidiary Directors, Officers and Counsel

Cincinnati, January 29, 2018 - Cincinnati Financial Corporation (Nasdaq: CINF) announced today that on January 26, 2018, boards of its subsidiary companies held their regular meetings and appointed directors, officers and counsel, including the following promotions and new appointments:

Property Casualty Insurance - Standard Market:
The Cincinnati Insurance Company
The Cincinnati Casualty Company
The Cincinnati Indemnity Company

Promotion to Vice President:
B. Scott Albaugh, CPCU, AIM - Commercial Lines

Promotions (New Appointments) to Vice President:
Jill A. Bryant - Commercial Lines
Thomas A. Huberty - Commercial Lines
David J. Selembo - Commercial Lines
Robert S. Weishaar, Ph.D., FCAS, MAAA - Predictive Analytics

Promotion to Vice President & Corporate Compliance Officer:
Helen Kyrios, Esq. - Corporate Legal

Promotions to Assistant Vice President:
Brian K. Baker, CPCU, AIC, AIM - Field Claims
Jennifer S. Baker, CPCU, AIM, ARM, AU - Commercial Lines
Melissa A. Brunner, CPA, CPCU - Corporate Tax
Roger A. Chamberlain - Administrative Services
Stephen M. Corbly, CPCU, AIM - Regulatory & Compliance
Daniel F. Henke, FCAS, MAAA, CPCU - Pricing Analytics
Andrew M. Schnell, CPA, CPCU, AINS - P&C Accounting
Elizabeth G. Stephens, AIM - Commercial Lines

Promotion (New Appointment) to Assistant Vice President:
Matthew R. Burrows - Commercial Lines

Promotions to Secretary:
Daniel R. Brewer, CPCU, AIC, AIM, AIS - Headquarters Claims
Julie L. Brown - I.T. Business Intelligence Competency
Gregory S. DePew, CFA, CPCU - Investments
Susan L. Erickson - I.T. Enterprise Project Management Office
Kirsten I. Faherty - Corporate Communications
Edwin J. Hehn, AFSB - Management Liability & Surety
Thomas A. Heming, CIC - Sales Field
Brian D. Hetterich - Corporate Accounts Receivable
Michael J. Lane, CPCU, AIM, AINS, AIT, API, ASLI - I.T. Resource Management

Samuel M. Mamula, CPCU, AIC, ALCM, CSP, CSRM - Loss Control
Randall W. Mitchell, AIC - Headquarters Claims
Rajesh C. Thurairatnam, FCAS - Predictive Analytics

Promotions (New Appointments) to Assistant Secretary:
Anne E. Balfour, CPCU, AIC - Headquarters Claims
Roger A. Barbe, CPCU - I.T. Enterprise Project Management Office
Angela Delaney, CIC - Sales Field
Daniel T. Driscoll, PMP - Internal Audit
Michael F. Fox, CPCU, AIM - Headquarters Claims
Eric V. Hoffman, CPCU, AIC, AIM, SCLA - Field Claims
Traci D. Onkst - I.T. Business Analysis & Testing Services
Michael L. Telarico, CPCU, CIC, API, AU - Sales Field
Glen Wooldridge, SCLA - Headquarters Claims
Kevin Zhang, Ph.D., FCAS - Corporate Actuarial
Brad H. Zimmerman, CPCU, AIC - Headquarters Claims

Promotion (New Appointment) to Assistant Treasurer:
William P. Loftis - Investments

The Cincinnati Life Insurance Company:

Promotion (New Appointment) to Vice President:
Chris T. Lutz - Life Accounting

Promotion to Vice President & Corporate Compliance Officer:
Helen Kyrios, Esq.*

Promotions to Assistant Vice President:
Melissa A. Brunner*
Stephen M. Corbly*
Michael T. Tiernan, FSA, MAAA - Life Actuarial

Promotions to Secretary:
Julie L. Brown*
Susan L. Erickson*
Michael J. Lane*

Promotions (New Appointments) to Assistant Secretary:
Roger A. Barbe*
Traci D. Onkst*
Eric L. Trass, AINS - Worksite Marketing

Promotion (New Appointment) to Assistant Treasurer:
William P. Loftis*

Property Casualty Insurance - Excess & Surplus Lines:
The Cincinnati Specialty Underwriters Insurance Company

Promotions to Vice President:
Dawn S. Chapel, CPCU, AIM, AIS, CRIS, APA, ARe, ASLI, AU - CSU Underwriting
Michael T. Luebbe, CPCU, AIM, ASLI, CRIS - CSU Underwriting

Promotion to Secretary:
Richard D. Hill, AIC, SCLA - CSU Claims

*Title as listed above

About Cincinnati Financial
Cincinnati Financial Corporation offers business, home and auto insurance, our main business, through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life and disability income insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit cinfin.com.

Mailing Address:                            Street Address:
P.O. Box 145496                                6200 South Gilmore Road
Cincinnati, Ohio 45250-5496                        Fairfield, Ohio 45014-5141